EXHIBIT 10.68


                              AMENDED AND RESTATED

                           MASTER FRANCHISE AGREEMENT

                                     BETWEEN

                INTEGRATED HEALTH SERVICES FRANCHISING CO., INC.

                                       AND

                              LYRIC HEALTH CARE LLC


                                   ----------

                          DATED AS OF DECEMBER 31, 1998

                                   ----------



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                                TABLE OF CONTENTS

ARTICLES
--------

ARTICLE 1.    Definitions
ARTICLE 2.    Grant and Acceptance of Franchise
ARTICLE 3.    [Intentionally Omitted]
ARTICLE 4.    Term
ARTICLE 5.    Annual Continuing Fees
ARTICLE 6.    Proprietary Materials; Trade Names; IHS Systems
ARTICLE 7.    Preferred Provider Status
ARTICLE 8.    "800" Telephone Number
ARTICLE 9.    Enhancement of the IHS Systems
ARTICLE 10.   Other Business
ARTICLE 11.   [Intentionally Omitted]
ARTICLE 12.   Statements, Records and Fee Payments
ARTICLE 13.   Additional Covenants of Lyric
ARTICLE 14.   Franchisor Not to Compete
ARTICLE 15.   Negative Covenants of Lyric
ARTICLE 16.   Transfer and Assignment
ARTICLE 17.   Rights of Aggrieved Party upon Default
ARTICLE 18.   [Intentionally Omitted]
ARTICLE 19.   Indemnification and Independent Contractor
ARTICLE 20.   Written Approvals, Waivers and Amendment
ARTICLE 21.   Enforcement
ARTICLE 22.   Entire Agreement
ARTICLE 23.   Notices
ARTICLE 24.   Governing Law and Dispute Resolution
ARTICLE 25.   Severability, Construction and Other Matters
ARTICLE 26.   Post Term Obligations
ARTICLE 27.   Taxes, Permits and Indebtedness
ARTICLE 28.   Acknowledgments
ARTICLE 29.   Guaranty of Franchisee Obligations


EXHIBITS
--------

EXHIBIT 1 -   Facility Franchise Agreement
EXHIBIT 2 -   List of Facilities
EXHIBIT 3 -   [Intentionally Omitted]
EXHIBIT 4 -   List of Individual  Franchisee  Names,  Names of  Businesses,  and
              Territories
EXHIBIT 5 -   Guidelines for Determining Territories



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                              AMENDED AND RESTATED
                           MASTER FRANCHISE AGREEMENT

     THIS AMENDED AND RESTATED MASTER FRANCHISE AGREEMENT (this "Agreement") is made and entered into as of December 31, 1998, between INTEGRATED HEALTH SERVICES FRANCHISING CO., INC. ("Franchisor"), a Delaware corporation, with its principal office at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 and LYRIC HEALTH CARE LLC ("Lyric"), a Delaware limited liability company, with its principal office at 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34103.


                             INTRODUCTORY STATEMENT

     Integrated Health Services, Inc. ("IHS") developed valuable "Trade Names" and "Proprietary Materials" (including the "IHS Systems"), all as defined below, relating to businesses which IHS operates and services which IHS provides. These have substantial value and materially enhance and facilitate IHS's business and operations. Lyric and its subsidiaries desire to obtain the benefit of the Proprietary Materials and the Trade Names, and Franchisor, on behalf of IHS, is willing to grant a franchise for such purpose, subject to the terms and conditions set forth below. Neither IHS nor Franchisor has previously franchised to others the use of such Trade Names and Proprietary Materials, except to Lyric pursuant to a Master Franchise Agreement, dated as of January 13, 1998, as amended by the First Amendment to Master Franchise Agreement, dated as of March 31, 1998 and by the Second Amendment to Master Franchise Agreement, dated as of December 3, 1998 (the "Prior Franchise Agreement"), between Franchisor and Lyric.

     Franchisor and Lyric now wish to amend and restate the Prior Master Franchise Agreement pursuant to the terms and conditions of this Agreement.

     An affiliate of Franchisor (the "Manager") has entered into agreements (the "Management Agreements") to manage the health care facilities which the Franchisees (defined below) lease or own. The Manager will be responsible, to the extent specified in the Management Agreements, for assisting the respective Franchisees to comply with their obligations under this Agreement.

ARTICLE 1. DEFINITIONS

     1.1 The  following  words and phrases have the  following  meanings in this
Agreement:

     "Affiliate" means any person, corporation or other entity, which, directly or indirectly, controls, is controlled by, or is under common control with, another person, corporation, or other entity.

     "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in the State of Maryland are authorized by law or executive action to close.

                                        1


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     "Control" means the power,  directly or indirectly,  to direct or cause the direction of the management and policies of a corporation or other entity.

     "EBITDA"  means  earnings  before  interest,   taxes,   depreciation,   and
amortization of Lyric on a consolidated basis as shown on Lyric's monthly financial statements regularly prepared by Lyric.

     "Facility" means a facility owned or leased by Lyric or a Franchisee in which any Health Care Business is conducted.

     "Facility Franchise Agreement" means the facility franchise agreement between Franchisor and a Franchisee in the form attached as Exhibit 1 hereto.

     "Franchisee" means, as of any particular date, any entity designated as such pursuant to a Facility Franchise Agreement.

     "GAAP"  means  United  States  generally  accepted  accounting   principles
consistently applied.

     "Gross Revenues" means, for any period, all revenues and income of any kind derived directly or indirectly by the entity specified during such period (including rental or other payment from concessionaires, licensees, tenants, and other users of such entity's facilities and from the sale of products and/or the furnishing of services, including all revenues or receipts derived from or associated with the Proprietary Materials (but excluding therefrom all bequests, gifts, or similar donations), whether on a cash basis or on credit, paid or unpaid, collected or uncollected, as determined in accordance with GAAP, excluding, however:

          (a) federal, state, and municipal excise, sales, and use taxes collected directly from patients as a part of the sales prices of any goods or services;

          (b) proceeds of any life insurance policies;

          (c) gains or losses arising from the sale or other disposition of capital assets;

          (d) any reversal or accrual of any contingency or tax reserve;

          (e) interest earned on sinking funds, Special Security Accounts, bonds funds, etc. originally and specifically formed as a requirement of any bond issue (if any) utilized to finance the Facility; and

          (f) bad debt expense.

                                        2

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The  proceeds  of  business  interruption  insurance  or proceeds as a result of
Medicare and Medicaid audits shall be included in Gross Revenues. However, funds required to be repaid as a result of Medicare and Medicaid audits shall be deducted from Gross Revenues.

     "Health Care Business" means any business now or in the future operated by IHS, Franchisor, Lyric, or any Franchisee involving the provision of health care services of any and every kind.

     "IHS Systems" means the systems, protocols, procedures, software, contracts and contract forms and documentation, manuals, guides, instructions, forms, employee benefit plans and programs, used and developed by IHS previously, now, and in the future for the treatment, servicing, and processing of patients, customers, and/or clients for the financial, administrative, human resources, procurement, management, and other operations of IHS's businesses and activities.

     "Lease" means any net lease of a Facility.

     "Lessor" means each lessor or lessors from time to time under a Lease.

     "Lyric's Business" means and includes the business of Lyric and all Lyric Franchisees on a consolidated basis.

     "Operating Agreement" means the Amended and Restated Operating Agreement of Lyric, as amended or restated from time to time.

     "Proprietary Materials" means Trade Names; trademarks; service marks; copyrighted materials and copyrightable materials; software, manuals, protocols, procedures, systems, documentation, methods, contracts and contract forms and documents; trade dress; uniforms; and other materials for treatment, servicing, and processing of patients, customers, and/or clients and for the financial, administrative, procurement, human resources, quality control, management, and operations of the Health Care Business (including the IHS Systems).

     "Territory" means each territory within which Lyric and the Franchisees may operate a Health Care Business. The Territories of the Franchisees are described in the Facility Franchise Agreements. Lyric's Territory is the aggregate of the Territories of the Franchisees (as such Territories change from time to time) as such Territories are defined in the respective Facility Franchise Agreements.

     "Trade Names" means "Integrated Health Services," "IHS" and every other name or description previously, now, or in the future used in, or associated with the Health Care Business, including any and all "doing-business-as" names or trade names.

     1.2 Wherever used in this Agreement:

          (a)  the  words  "include"  or  "including"   shall  be  construed  as
     incorporating, also, "but not limited to" or "without limitation";


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          (b) the word "day" means a calendar day unless otherwise specified;

          (c) the word "party" means each and every person or entity whose signature is set forth at the end of this Agreement;

          (d) the word "law" (or "laws") means any law, rule, regulation, order, statute, ordinary, resolution, regulation, order, statute, ordinance, resolution, regulation, code, decree, judgment, injunction, mandate or other legally binding requirement of a government entity;

          (e) each reference to a Facility (or any part or component thereof) shall be deemed to include "and/or any portion thereof";

          (f) the word "notice" shall mean notice in writing (whether or not specifically so stated);

          (g) "month" means a calendar month unless otherwise specified; and

          (h) the word "amended" means "amended, modified, extended, renewed, changed, or otherwise revised"; and the word "amendment" means "amendment, modification, extension, change, renewal, or other revision".

     1.3 Certain other words and phrases are defined elsewhere in this Agreement, including the Exhibits and Schedules hereto. Words and phrases defined in any part of this Agreement shall have the same meaning in all parts of this Agreement.

ARTICLE 2. GRANT AND ACCEPTANCE OF FRANCHISE

     2.1 Existing and New Facilities and Businesses. Subject to Section 2.2 and the other terms and conditions of this Agreement, Franchisor grants to Lyric and to each Franchisee the right and franchise to use and employ the Proprietary Materials in accordance with this Agreement. Franchisor shall enter into a Franchise Agreement:

          (a) for each facility listed on Exhibit 2 hereto with the Franchisee specified in such Exhibit for the Territory listed on Exhibit 4 hereto; and

          (b) with Lyric or any of its subsidiaries which develop, acquire, or lease any additional Health Care Business, provided that such additional business meets Franchisor's standards and requirements (which shall be consistent with those set forth in the Confidential Operating Manual and otherwise required of Lyric and the Franchisees hereunder) and provided further that such additional business is not located (i) in the Territory of any other Franchisee (or other franchisee of Franchisor) or (ii) in a geographic area in which Franchisor is prohibited by law or contract from granting a franchise to operate a Health Care Business. The Territories of such future franchises shall be determined in accordance with Exhibit 5 hereto.

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     2.2  Condition.  The grant of each  franchise  pursuant to Section 2.1, and
Franchisor's obligation to enter into any Franchise Agreement, shall be subject to: (a) execution and delivery of the particular Facility Franchise Agreement to Franchisor by the particular Franchisee; and (b) compliance by Franchisor and the respective Franchisee with laws, rules and regulations applicable to the creation of such Facility Franchise Agreement (and Franchisor and Lyric agree to use commercially reasonable best efforts to comply with such laws, rules and regulations).

ARTICLE 3. [INTENTIONALLY OMITTED]

ARTICLE 4. TERM

     4.1 Initial Term. Unless sooner terminated pursuant to Article 16, this Agreement shall extend for an initial term (the "Initial Term") commencing on the date hereof and continuing for the same period as the Lease Term, as defined in the Lease.

     4.2 Extended Terms. This Agreement shall automatically renew for two consecutive thirteen year renewal terms (collectively, the "Extended Terms"). Each Extended Term shall commence on the day succeeding the end of the Initial Term or the preceding Extended Term, as applicable. All terms, covenants, conditions, and provisions of this Agreement shall apply to each Extended Term (except that Lyric may not extend the Term beyond the expiration of the Extended
Term). Notwithstanding the foregoing, Franchisor may decide not to renew in any such case by giving notice to Lyric not less than six (6) months prior to the last day of the Term or Extended Term.

     4.3 Effect on Franchisees. Any extension of the Term by Lyric under this Article shall automatically extend the Term for the same period, and upon the same terms and conditions, of each Franchise Agreement between Franchisor and a Franchisee.

ARTICLE 5. ANNUAL CONTINUING FEES

     5.1 Annual Continuing Fee. For each "Contract Year" (as hereinafter defined) during the Initial Term, Lyric shall pay Franchisor an annual continuing fee (the "Annual Continuing Fee") in the amount of one percent (1%) of the annual Lyric Gross Revenues (as defined below).

     5.2 Definition of "Contract Year". In this Agreement, "Contract Year" means any period which begins on January 1st and ends on the earlier of the following December 31st or the effective date of expiration or termination of this Agreement (except that the first Contract Year may be a partial year which commences on the date hereof and ends on December 31st and the last Contract Year may end on a date earlier than December 31st).

     5.3 Monthly Installments. During each Contract Year, Lyric shall make monthly installments on account of the Annual Continuing Fee for such Contract Year. The installment for each month shall be equal to one percent (1%) of the Lyric Gross Revenues for each month, and shall be paid on or before the 25th day of the following calendar month, subject to Section 5.5.

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     5.4 Annual Continuing Fee for Short Contract Year. If the Term includes any
Contract Year of less than three hundred and sixty-five (365) days, the Annual Continuing Fee for such Contract Year shall be equal to the product of the Annual Continuing Fee for such Contract Year multiplied by a fraction, the numerator of which is the number of days this Agreement was in effect during such Contract Year and the denominator of which is three hundred and sixty-five
(365).

     5.5 Credit for Payments by Lyric Franchisees. Amounts paid directly by Franchisees to Franchisor (if any) pursuant to the Facility Franchise Agreements shall reduce dollar for dollar Lyric's obligation under Sections 5.1, 5.3 and
5.4. If and to the extent that Lyric and its Franchisees experience bad debts or poor collections exceeding the amounts reserved for such items in their respective current revenue budgets, and as a result Lyric is unable to pay all or any part of the monthly installment of the Annual Continuing Fee for a particular month, the unpaid portion of such installment shall accrue and be payable as soon as cash flow permits but in no event later than at the end of the current Contract Year. The foregoing sentence shall not apply for more than one Contract Year.

     5.6 Payment Following Contract Year End. If the aggregate dollar amount of payments delivered by Lyric to Franchisor in payment of the Annual Continuing Fee for any Contract Year under Section 5.3 differs from the Annual Continuing Fee for such Contract Year, the appropriate party shall pay to the other the amount of such overpayment or underpayment within one hundred five (105) days after the end of such Contract Year.

     5.7 Taxes. Lyric shall pay to Franchisor the amount of all sales taxes, use taxes, and similar taxes imposed upon or required to be collected on account of the Annual Continuing Fee and of goods or services furnished to Lyric and Lyric Franchisees by Franchisor, whether such goods or services are furnished by sale, lease or otherwise.

     5.8 Lyric Gross Revenues. "Lyric Gross Revenues" means the sum of:

          (a) the Gross Revenues of all Franchisees; plus

          (b) the Gross Revenues of all the businesses which are the subject of joint ventures to which Lyric and/or any Franchisee is a party (the "Joint Venture Businesses") and the businesses which are the subject of management agreements and other agreements and arrangements of Lyric or any Franchisee pursuant to which Lyric or any Franchisee provides management, consulting or other services for so long as any such agreements or arrangements are in effect (the "Managed Businesses"); plus

          (c) all other Gross Revenues of Lyric.

     5.9 Additional Remedies for Past Due Annual Continuing Fees. In addition to all other rights and remedies under this Agreement and at law or in equity, if any Annual Continuing Fees are past due from Lyric to Franchisor (subject to Section 5.5) for more than 120 days after notice from Franchisor, Franchisor shall have the right, in addition to Franchisor's other rights and remedies under this Agreement, to require reconsideration and revision of Lyric's current annual and

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capital  budgets and to require  Lyric to comply with the negative  covenants of
Lyric under Article 15 as if Franchisor had sold its interest in Lyric. The foregoing rights are cumulative. Lyric agrees that, upon the exercise of any such right by Franchisor, Lyric will cease taking any prohibited action and will take the action required by Franchisor and will otherwise cooperate with Franchisor in carrying out the purpose and intent of this Section.

     5.10 Interest. Lyric shall pay Franchisor interest on any amounts past due at the lower of (i) the maximum rate permitted by law or (ii) the prime rate of Citibank, N.A. plus two percent (2%) per annum (the "Prime Rate"); but interest shall not accrue on past due amounts to the extent Lyric (or a particular Franchisee) fails to achieve EBITDA sufficient to pay such amounts (as long as Lyric or the applicable Franchisee is operating within its then-current budget).

     5.11 Negotiation of Fees. Each party agrees that: (a) the Annual Continuing Fee payable under this Article 5 was established by extensive, good faith, arms-length negotiations between the parties in which each party was represented by counsel and advised by accountants familiar with the health care industry and franchising, and (b) each party is satisfied that the Annual Continuing Fee payable pursuant to this Article 5 represents the present, and (as applicable) reasonably anticipated during the Initial Term, fair market value of the franchise.

     5.12 Advances by Franchisor. Lyric shall pay to Franchisor all amounts, if any, advanced by Franchisor or which Franchisor has paid (or for which Franchisor has become obligated) on behalf of Lyric or any Lyric Franchisees.

ARTICLE 6. PROPRIETARY MATERIALS; TRADE NAMES; IHS SYSTEMS

     6.1 Proprietary Materials. Franchisor hereby grants Lyric the right to use the Proprietary Materials in connection with the businesses franchised by Franchisor pursuant to Article 2, the management and administration of existing Joint Venture Businesses, the existing Managed Businesses, and any Other Business pursuant to Article 10. To enhance the public image and reputation of businesses operating under the IHS Systems, to protect the goodwill associated with the Proprietary Materials, and to increase the demand for services and products provided by Franchisor and all Franchisees, the parties agree to the further provisions set forth below.

     6.2 Ownership. Franchisor represents and warrants that IHS owns the Proprietary Materials and the IHS Systems and that Franchisor is duly authorized to grant Lyric and the Franchisees the rights in the Proprietary Materials and the IHS Systems described in this Agreement on behalf of IHS. Lyric expressly acknowledges IHS' and Franchisor's rights in and to the Proprietary Materials and agrees not to represent or claim in any manner that Lyric has acquired any ownership rights in the Proprietary Materials. Lyric agrees further that any and all goodwill associated with the IHS Systems and identified by the Proprietary Materials shall inure directly and exclusively to the benefit of Franchisor and IHS.

     6.3 Authorized Use. Lyric agrees that any use of the Proprietary Materials except as expressly authorized by this Agreement may constitute an infringement of Franchisor's and/or IHS' rights and that any right to use the Proprietary Materials granted under this Agreement shall not

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extend beyond the  termination  or expiration  of this  Agreement.  Lyric agrees that, during the term of this Agreement and thereafter, Lyric shall not, directly or indirectly, commit any act of infringement or contest or aid others in contesting the validity or registration of Franchisor's and/or IHS' right to use the Proprietary Materials or take any other action in derogation thereof.

     6.4 Infringement. Lyric shall notify Franchisor promptly of any claim, demand or cause of action that Franchisor may have based upon or arising from any unauthorized attempt by any person or legal entity to use the Proprietary Materials, any colorable variation thereof, or any other mark, name or indicia in which Franchisor or IHS has or claims a proprietary interest (an "Unauthorized Third Party Use"). Lyric shall assist Franchisor, upon request and at Franchisor's expense, in taking such action (if any) as Franchisor deems appropriate to halt such Unauthorized Third Party Use, but shall take no action nor incur any expense on Franchisor's behalf without Franchisor's prior written approval. If Franchisor undertakes the defense or prosecution of any litigation relating to the Proprietary Materials, Lyric agrees to execute any and all documents and to do such acts and things as may, in the opinion of Franchisor's legal counsel, be reasonably necessary to carry out such defense or prosecution. If Franchisor does not take action to halt any Unauthorized Third Party Use, Lyric at its expense may take action as it deems appropriate to halt such Unauthorized Third Party Use.

     6.5 Operation With Proprietary Materials. Lyric and the Franchisees further agree to operate and advertise only under the names or marks from time to time designated by Franchisor for use as part of the Proprietary Materials; to adopt and use the Proprietary Materials solely in the manner prescribed by Franchisor; to refrain from using the Proprietary Materials to perform any activity or to incur any obligation or indebtedness in such a manner as may, in any way, subject Franchisor or IHS to liability therefor; to observe all laws with respect to the registration of trade names and assumed or fictitious names, to include in any application therefor a statement that Lyric's use of the
Proprietary Materials is limited by the terms of this Agreement; to provide Franchisor with a copy of any such application and other registration document(s); to observe such requirements with respect to trademark and service mark registrations and copyright notices as Franchisor may, from time to time, require, including, without limitation, affixing "SM", "TM" or (R) adjacent to any portions of the Proprietary Materials in any and all uses thereof as requested by Franchisor; and to utilize such other appropriate notice of ownership, registration and copyright as Franchisor may require.

     6.6 Modification/Replacement of Proprietary Materials. Franchisor reserves the right, in its sole discretion, to designate one or more new, modified or replacement Proprietary Materials for use by Lyric and/or any Franchisee and to require the use by Lyric and/or any Franchisee of any such new, modified or replacement Proprietary Materials in addition to or in lieu of any previously designated Proprietary Materials. Any expenses or costs associated with the use by Lyric and/or any Franchisee of any such new, modified or replacement
Proprietary Materials shall be the sole responsibility of Lyric and/or the respective Franchisees.

     6.7 Use of IHS Systems. Franchisor hereby grants to Lyric the right and license to utilize the IHS Systems in connection with the management and administration of the businesses franchised by Franchisor pursuant to Article 2, the management and administration of existing Joint

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Venture  Businesses,  the existing  Managed  Businesses  and all Other  Business pursuant to Article 10. Franchisor shall establish and Lyric shall maintain standards of quality, appearance and operation for Lyric's Business.

     6.8 Compliance with IHS Systems. Lyric agrees in connection with Lyric's business, and each Franchisee agrees for itself, to use and comply with all treatment protocols, treatment, financial, legal and other programs and procedures, quality standards, quality assessment methods, performance improvement and monitoring programs and other matters which now or hereafter comprise the IHS Systems, and to comply with the rules, regulations, policies and standards of the IHS Systems, including all such contained in the "Confidential Operating Manual" (as hereinafter defined).

     6.9 Compliance With Law. Lyric and each Franchisee agree at all times to operate its business, and to keep all premises at which it and each Franchisee operates, in compliance with all applicable federal, state and local laws, rules and regulations.

     6.10 Joint Commission on Accreditation of Health Care Organizations (JCAHO). Lyric agrees to cause any applicable Franchisee to maintain throughout the term of this Agreement any accreditation by the Joint Commission on Accreditation of Healthcare Organizations ("JCAHO") previously issued to the particular Franchisee (and Lyric shall cause the Franchisees to use commercially reasonable best efforts to seek and obtain such accreditation if and as necessary or appropriate). Lyric agrees also to endeavor to obtain and maintain accreditation by other organizations which may be necessary or desirable in a particular case. Lyric (or the applicable Franchisee) shall pay all costs of obtaining and maintaining any such accreditation(s).

     6.11 Maintenance of Standards. Lyric and each Franchisee agree to maintain all premises from or at which its business is conducted, and all furnishings and equipment thereon, in conformity with Franchisor's then-current standards, at all times during the term of this Agreement, and to make such repairs and replacements thereto as Franchisor may require. Without limiting the generality of the foregoing, Lyric and each Franchisee agree:

          (a) to keep all such premises at all times in a high degree of sanitation, repair, order and condition, including such periodic repainting of the exterior and interior of the premises, and such maintenance and repairs to all fixtures, furnishings, signs and equipment, as Franchisor may from time to time reasonably direct; and

          (b) to meet and maintain at all times governmental standards, certifications and ratings applicable to the operation of the premises and such business or such higher minimum standards, certifications and ratings as reasonably set forth by Franchisor from time to time in its Confidential Operating Manual or otherwise in writing.

     6.12 Operation in Conformity with Prescribed Methods, Standards and Specifications. Lyric and each Franchisee agree to operate its business in conformity with such methods, standards and specifications as Franchisor may prescribe from time to time in its Confidential Operating Manual to insure that Franchisor's required degree of quality, service and image is maintained; and to refrain from deviating therefrom or otherwise operating in any manner which adversely reflects on Franchisor's or IHS' name and goodwill, or on the Proprietary Materials.

     6.13 Printed Materials; Marketing. Lyric and each Franchisee shall use only marketing and advertising materials which have been approved in advance by Franchisor; and Lyric and each Franchisee shall use business stationery, business cards, and similar materials which are consistent with the Proprietary Materials and their obligations under this Agreement. Lyric and each Franchisee shall not employ any person to act as a representative of Lyric or such Franchisee in connection with local promotion of their business in any public media without the prior written approval of Franchisor. Supplies or materials purchased, leased or licensed by Lyric or any Franchisee shall meet the standards reasonably specified by Franchisor from time to time.

     6.14 Ownership Identification. In all advertising displays and materials and at all premises from or at which their respective business is conducted, Lyric and each Franchisee shall, in such form and manner as may be specified by Franchisor in the Confidential Operating Manual, notify the public that Lyric or the respective Franchisee is operating the business licensed hereunder as a franchisee of Franchisor and shall identify its business location in the manner specified by Franchisor in the Confidential Operating Manual.

     6.15 Patient Relations. Lyric and each Franchisee shall respond promptly to patient complaints and shall take such other steps as may be required to insure positive patient relations.

     6.16 Right to Inspect. Lyric and each Franchisee hereby grant to Franchisor and its agents the right to enter upon any premises from which they conduct their business, without notice, at any reasonable time for the purpose of conducting inspections of the premises and their books and records; and each agrees to render such assistance as may reasonably be requested and to take such steps as may be necessary to correct any deficiencies upon the request of Franchisor or its agents.

     6.17 Variation of Standards. Because complete and detailed uniformity under many varying conditions may not be possible or practical, Franchisor specifically reserves the right and privilege, in its sole discretion and as it may deem in the best interests of all concerned in any specific instance, to vary standards for any Franchisees based upon the peculiarities of a particular circumstance, or any other conditions which Franchisor deems to be of importance to the successful operation of the particular business. Neither Lyric nor any Franchisee shall have recourse against Franchisor on account of any variation from standard specifications and practices granted to Lyric or any Franchisee and shall not be entitled to require Franchisor to grant others a like or similar variation hereunder.

     6.18 Accounting Equipment and Software. Lyric and each Franchisee agree to maintain, develop, update and replace any equipment and software as reasonably necessary for the purpose of recording, collecting or otherwise supporting revenues.

     6.19 Discoveries and Ideas. Lyric and each Franchisee agree to disclose promptly to Franchisor all discoveries made or ideas conceived by Lyric or such Franchisee, their Affiliates, or their employees, pertaining to the IHS Systems (including any enhancements and updates). To the fullest extent permitted by law, Lyric and each Franchisee hereby grant to Franchisor all right, title and interest to such discoveries and ideas, and agree to cooperate with Franchisor in securing Franchisor's rights to such discoveries and ideas. "Discoveries" and "ideas" shall be interpreted broadly and shall not be limited to those discoveries or ideas which are potentially patentable or copyrightable. Franchisor shall not be obligated to compensate Lyric or any Franchisee for any such discoveries or ideas.

     6.20 Compliance with Confidential Operating Manual. In order to protect the reputation and goodwill of the businesses operating under the IHS Systems and to maintain standards of operation under the Proprietary Materials, Lyric and each Franchisee shall conduct its business operated under the IHS Systems in accordance with various written instructions and confidential manuals (hereinafter and previously referred to as the "Confidential Operating Manual"), including such amendments thereto as Franchisor may publish from time to time, all of which Lyric and each Franchisee acknowledge belong solely to Franchisor and shall be on loan from Franchisor during the term of this Agreement. When any provision in this Agreement requires that Lyric or a Franchisee comply with any standard, specification or requirement of Franchisor, unless otherwise indicated, such standard, specification or requirement shall be such as is set forth in this Agreement or as may, from time to time, be set forth by Franchisor in the Confidential Operating Manual.

     6.21 Revisions to Confidential Operating Manual. Lyric and each Franchisee understand and acknowledge that Franchisor may, from time to time, revise the contents of the Confidential Operating Manual to implement new or different requirements for the operation of their business, and Lyric and each Franchisee expressly agree to comply at their expense with all such reasonable changed requirements which are by their terms mandatory; provided that such requirements shall also be applied in a reasonably nondiscriminatory manner to comparable businesses operated under the IHS Systems by other Franchisees.

     6.22 Operating Assistance. Franchisor reserves the right to require Lyric and each Franchisee to maintain standards of quality, appearance and service at all their Facilities, thereby maintaining the public image and reputation of the IHS Systems and the demand for the services and products provided thereunder, and to that end Franchisor shall provide Lyric and each Franchisee with the following ongoing assistance:

          (a) advertising and marketing assistance including consultation, access to media buying programs and access to broadcast and other advertising pieces and materials produced by Franchisor from time to time;

          (b) risk management services, including risk financing planning, loss control and claims management;

          (c) outcomes monitoring; and

          (d) consultation by telephone or at Franchisor's offices with respect to matters relating to their business in which Franchisor has expertise, including matters relating to reimbursement, government relations, clinical strategies, regulatory matters, strategic planning and business development.

ARTICLE 7. PREFERRED PROVIDER STATUS

     Franchisor shall use commercially reasonable best efforts, subject to applicable law, to cause the Franchisees to have "preferred provider" status in connection with Franchisor's managed behavioral Health Care Business on a basis substantially consistent with existing covenants, terms and conditions, unless the customer directs otherwise.

ARTICLE 8. "800" TELEPHONE NUMBER

     Franchisor agrees to continue to operate or will provide a toll free "800" telephone number and related service facility (the "800 Call Center"), to provide a telephone "Help" line and also a telephone "Fraud and Abuse" line to the Franchisees substantially the same as those now provided by IHS' 800 Call Center operating immediately prior to the execution of this Agreement, subject to such modifications as Franchisor deems advisable from time to time to comply with applicable law or subject to such restructuring as Lyric and Franchisor shall agree. Each party agrees to use commercially reasonable best efforts to negotiate any such restructuring to comply with applicable law. Lyric and the Franchisees shall have the right (and Lyric agrees to cause all Franchisees) to advertise such "800" telephone number and otherwise cooperate with Franchisor to use the 800 Call Center for the intended purposes. Lyric and the Franchisees shall each pay, from time to time promptly following receipt of an invoice from Franchisor, a proportionate share of the costs of operating the 800 Call Center.

ARTICLE 9. ENHANCEMENT OF THE IHS SYSTEMS

     Franchisor, Lyric, and all Franchisees agree to cooperate in the creation, enhancement and updating of written manuals and materials setting forth the treatment, financial, legal and other protocols, programs and procedures, quality standards, quality assessment methods, performance improvement and monitoring programs and other matters comprising the IHS Systems. Such manuals and other materials (together, the "IHS Systems Materials") shall be prepared in a manner suitable for use by Franchisor in franchising others to use the IHS Systems. No changes shall be made by Lyric or any Franchisee to the IHS Systems or the IHS Systems Materials without the Franchisor's express written consent which shall not be unreasonably withheld. All protocols, programs, procedures, standards and methods, all IHS Systems Materials, and all upgrades, enhancements, and modifications to same (whether developed by Franchisor, Lyric or any Franchisee), shall be owned by Franchisor and may be used by Lyric and the Franchisees only under and pursuant to this Agreement and the Facility Franchise Agreements.

ARTICLE 10. OTHER BUSINESS

     Lyric and each Franchisee agree not to enter into any new Joint Venture Businesses, Managed Businesses or consulting or other agreements or arrangements relating to a Health Care Business (collectively, "Other Business") during the Term of this Agreement except and unless (i)

Franchisor and Lyric or the respective Franchisee enter into a Facility Franchise Agreement with respect to such Other Business, or (ii) with Franchisor's written consent in each instance, and in each instance in which Franchisor has given such written consent, Franchisor and Lyric (or the applicable Franchisee) have previously agreed (A) to pay Franchisor, in addition to all other amounts payable pursuant to this Agreement, a percentage of the gross receipts from such Other Business agreeable to Franchisor or (B) to the inclusion in Gross Revenues of any such Other Business.

ARTICLE 11. [INTENTIONALLY OMITTED]

ARTICLE 12. STATEMENTS, RECORDS AND FEE PAYMENTS

     12.1 Maintenance of Records; Audit Rights. Lyric and each Franchisee shall maintain, in a manner reasonably satisfactory to Franchisor, original, full and complete records, accounts, books, data, licenses, contracts and invoices which accurately reflect all particulars relating to their business and such statistical and other information or records as Franchisor may require (and shall keep such information for not less than three years even after termination of this Agreement). Lyric and each Franchisee shall compile and provide to Franchisor any statistical or financial information regarding the operation of their business, services, and products, or data of a similar nature. Franchisor (and its agents) may examine and audit such records, accounts, books and data at all reasonable times to monitor compliance with this Agreement. In connection with any such examination or audit, Franchisor shall not be entitled to any adjustment to the extent that Gross Revenues for Lyric or the applicable Franchisee have been computed in accordance with Section 5.8. If such inspection discloses that Gross Revenues during any scheduled reporting period exceeded the amount reported by Lyric by two percent (2%) or more of the amount originally reported to Franchisor, Lyric shall bear the cost of such inspection and audit and shall pay, on demand, any such deficiency (with interest from the date due at the lesser of the highest rate permitted by applicable law, or the Prime Rate plus two percent (2%) per annum).

     12.2 Financial Statements. Lyric and the Franchisees shall prepare and deliver (or cause to be prepared and delivered) to Franchisor, with respect to each Facility and Other Business, all monthly, quarterly, and annual financial statements and compliance reports and other reports, in the same form, and within the same periods, as Lyric prepares or receives under Article 12 of Lyric's Operating Agreement.

     12.3 Tax Reports. Upon Franchisor's request, Lyric shall furnish Franchisor with a copy of each of Lyric's and any or all Franchisees' reports and returns of sales, use and gross receipt taxes and complete copies of any state or federal income tax returns covering the operation of the businesses of Lyric and all Franchisees.

     12.4 Reports. Upon Franchisor's request, Lyric shall furnish Franchisor with a copy of each of reports filed by Lyric and/or any Franchisees under applicable federal and state laws, rules and regulations (including but not limited to reports required under "Medicare" and "Medicaid" laws, rules and regulations).

ARTICLE 13. ADDITIONAL COVENANTS OF LYRIC

     13.1 Covenant During Term. During the Term of this Agreement, Lyric and each Franchisee covenant not to engage directly or indirectly as an owner, operator, in any managerial capacity, or otherwise in any business other than
(i)  as a  franchisee  of  the  Proprietary  Materials  pursuant  to a  Facility
Franchise Agreement; (ii) Other Business (but only as permitted by Franchisor pursuant to Article 10); or (iii) through management and administration of the businesses franchised by Franchisor pursuant to Article 2.

     13.2 Covenant Not to Compete Post-Term. For a period expiring three (3) years after the expiration, termination or assignment of this Agreement, Lyric and each Franchisee covenant not to engage (directly or indirectly) as an owner, operator, franchisee, or consultant in any business which was conducted at any of the Facilities or any Other Business on the date of expiration, termination or assignment of this Agreement or during the two (2) years prior thereto. The geographic area of the restrictions under this Section 13.2 shall be limited to
(i) the Territories of Lyric and all Franchisees at the date of the termination, expiration or assignment of this Agreement and during the two years prior thereto; and (ii) the geographic areas within a ten (10) mile radius of any Other Business in existence at the date of the expiration, termination or assignment of this Agreement or during the two (2) years prior thereto.

     13.3 Acknowledgment of Reasonableness. The parties agree that Sections 13.1 and 13.2 have been negotiated fully and fairly by the parties, each being represented and advised by counsel. Lyric and each Franchisee acknowledge that Lyric and such Franchisee willingly and freely accept the provisions of Section
13.1 and 13.2 as reasonable and necessary under the circumstances. One of the acknowledged reasonable business purposes of Franchisor is to protect Franchisor's goodwill and proprietary rights. Lyric and each Franchisee acknowledge further that Franchisor would not enter into this Agreement without the covenants of Sections 13.1 and 13.2, and that it is fair and reasonable for Lyric and every Franchisee to be subject to such covenants.

     13.4 Confidential Information. During the Term of this Agreement and following the expiration, termination or assignment of the Agreement, Lyric and each Franchisee covenant not to communicate directly or indirectly, nor to divulge to or use for its benefit or the benefit of any other person or legal entity, any trade secrets included in the Proprietary Materials or which are otherwise proprietary to Franchisor or IHS or any information, knowledge or know-how otherwise deemed confidential by Franchisor except as permitted by Franchisor (all such, "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include information: (a) which at the time of disclosure is readily available to the trade or public; (b) which after disclosure becomes readily available to the trade or public other than through breach of this Agreement; (c) which is subsequently lawfully and in good faith obtained by such party from an independent third party without breach of this Agreement; or (d) which is disclosed to others in accordance with the terms of a prior written authorization between the parties to this Agreement. In event of any termination, expiration, assignment, or non-renewal of this Agreement, Lyric and each Franchisee agree that Lyric and such Franchisee will never use the Proprietary Materials or any other confidential information, trade secrets, methods of operation or any proprietary components of Franchisor in the design, development or operation of any Health Care Business. The protection granted hereunder shall be in addition to and not in lieu of all other protections for such trade secrets and confidential information as may otherwise be afforded in law or in equity.

     13.5 Confidential Agreements with Certain Employees. Consistent with Franchisor's existing policies with respect to employee non-disclosure agreements, Lyric and each Franchisee agree to maintain and cause new employees of Lyric to execute employee non- disclosure agreements, in the form used by IHS as of the date hereof (or such other form as reasonably requested by Franchisor), which shall prohibit disclosure by such parties to any other person or legal entity of any Confidential Information. Franchisor shall be a third party beneficiary of each such agreement; and Lyric or the respective Franchisee shall not amend, modify or terminate any such agreement without Franchisor's prior written consent.

     13.6 Severability. The parties agree that each of the foregoing covenants shall be construed as independent of any other covenant or provision of this Agreement. If any part of one or more of these restrictions is deemed unenforceable by virtue of its scope in terms of area, business activity prohibited or length of time, and if such part is capable of enforcement by reduction of any or all thereof, Lyric and Franchisor agree that the same shall be enforced to the fullest extent permissible under the law. Also, Franchisor may at any time, in its sole discretion, revise any of the covenants in this
Article 13 so as to reduce the obligations of Lyric or any one or more Franchisees hereunder. The running of any period of time specified in this
Article 13 shall be tolled and suspended for any period of time in which Lyric is found by a court of competent jurisdiction to have been in violation of any covenant under this Agreement. Lyric agrees further that the existence of any claim Lyric may have against Franchisor (whether or not arising under this Agreement) shall not be a defense to enforcement by Franchisor of the covenants in this Article 13.

ARTICLE 14. FRANCHISOR NOT TO COMPETE

     Franchisor agrees not to compete with Lyric or the applicable Franchisee in any business which is covered by a Facility Franchise Agreement in the Territory covered by such Facility Franchise Agreement.

ARTICLE 15. NEGATIVE COVENANTS OF LYRIC

     If Integrated Health Services, Inc. sells its entire membership interest in Lyric pursuant to Article 16 of the Operating Agreement, Lyric shall not do any of the following, without the prior written consent of Franchisor, if Lyric is in default in paying any monthly installment of the Annual Continuing Fee for
(30) thirty days after written notice from Franchisor:

     15.1 Restriction of Indebtedness. Create, incur or assume any indebtedness for borrowed money or the deferred purchase price of any asset (including obligations under capitalized leases), except indebtedness subordinated to all debts, obligations and liabilities of Lyric to Franchisor and its Affiliates pursuant to a subordination agreement on terms and conditions acceptable to Franchisor.

     15.2 Restrictions on Liens. Create or permit to be created any mortgage, pledge, encumbrance or other lien or security interest in any property or assets, except for any such that individually or in the aggregate are immaterial to Lyric.

     15.3 Dividends and Redemptions. Make any distribution to Lyric's members, or redeem, purchase or otherwise acquire directly or indirectly, any membership interest of Lyric's members, except that Lyric shall have the right to make cash distributions to its members so long as no default has occurred and is continuing in the payment of any amount due from Lyric to Franchisor pursuant to this Agreement and so long as, after giving effect to the payment of the distribution sufficient working capital is available to pay Annual Continuing Fees and budgeted operating expenses for the three full calendar months following the payment of such distribution.

     15.4 Acquisitions and Investments. Acquire any material assets or any other business or make any material loan, advance or extension of credit to, or investment in, any other person, corporation or other entity, including investments acquired in exchange for stock or other securities or obligations of any nature (other than to subsidiaries or in connection with cash management functions in the ordinary course of business), or create or participate in the creation of any subsidiary or joint venture.

     15.5 Liquidation; Merger; Disposition of Assets. Liquidate or dissolve; or merge with or into or consolidate with or into any corporation or other entity; or sell, lease, transfer or otherwise dispose of all or any substantial part of its property, assets or business (other than sales made in the ordinary course of business).

     15.6 Increases in Salaries. Increase any salaries, bonuses, profit-sharing payments, or other compensation of any kind (including severance agreements) for any employees receiving (or likely to receive) more than One Hundred Thousand Dollars ($100,000) in total annual compensation.

     15.7 Affiliates. Amend any Lease to increase the amount or accelerate the payment of the rent under such Lease or any installment thereof or engage in any material transaction with (i) any Affiliate, (ii) Lessor or (iii) an Affiliate of Lessor, other than pursuant to contracts or ongoing arrangements existing at the time Integrated Health Services, Inc. sells its membership interest in Lyric, including amending in any material respect any such contracts or other ongoing arrangements existing at the time of such sale.

     15.8 No Bankruptcy. (i) Dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against it, (iii) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Lyric or a substantial part of its property, (v) make a general assignment for the benefit of creditors, (vi) admit in writing its inability to pay its debts generally as they become due, or (vii) take any corporate or other action to authorize any of the actions set forth in clauses (i) through (vi) of this paragraph.

ARTICLE 16. TRANSFER AND ASSIGNMENT

     16.1 Assignment by Franchisor. This Agreement and all rights and duties hereunder may not be assigned or transferred by Franchisor except (i) with Lyric's prior written consent (which shall not be unreasonably withheld, conditioned or delayed); or (ii) to an entity which simultaneously acquires all or substantially all of Franchisor's business and assets, provided that such transferee/assignee assumes each and every obligation of Franchisor under this Agreement. Franchisor may grant a security interest for collateral purposes in Franchisor's rights and interest (but not its obligations) under this Agreement to any of Franchisor's (or its Affiliates') lenders.

     16.2 Assignment by Lyric. This Agreement and all rights and duties hereunder may not be assigned or transferred by Lyric except (i) with the written consent of Franchisor, or (ii) to an entity which simultaneously acquires all or substantially all of Lyric's business and assets (including ownership of all Franchisees), provided that such transferee/assignee assumes each and every obligation of Lyric under this Agreement (and executes an assumption agreement to such effect in form and substance satisfactory to Franchisor). At the time of assignment of Lyric's rights pursuant to the preceding sentence, Lyric may transfer simultaneously the Franchisees' interests in all of the Facility Franchise Agreements to the same person or entity to whom Lyric's interest in this Agreement is assigned.

     16.3 Consent Not a Waiver. Franchisor's consent (if granted) to an assignment by Lyric shall not constitute a waiver of any claims of Franchisor against the transferring party, nor a waiver of Franchisor's right to demand exact compliance with all terms of this Agreement by the transferee.

     16.4 Parties Bound and Benefitted. This Agreement shall be binding on the parties and their respective successors and assigns. This Agreement shall inure to the benefit of the parties and their respective permitted successors and assigns.

ARTICLE 17. RIGHTS OF AGGRIEVED PARTY UPON DEFAULT

     17.1  Franchisor's  Right  to  Terminate.  Franchisor  may  terminate  this
Agreement prior to the expiration of its term for "good cause", which shall exist, at Franchisor's election, if:

          (a) Lyric or any Franchisee violates any prohibition against transfer and assignment in Article 16;

          (b) Lyric or any Franchisee violates any covenant of confidentiality or non-disclosure contained in Section 13.4 or Section 13.5;

          (c) Lyric fails to keep, observe, or perform any covenant, agreement, term or provision of this Agreement (other than payments covered by (f) below) and such failure continues for sixty (60) days after notice from Franchisor, provided that if such failure can be cured but such cure cannot be completed with due diligence within such period and if Lyric commences to cure such failure promptly after notice thereof and thereafter prosecutes such cure with due diligence, such period shall be extended as necessary to cure such failure with due diligence;

          (d) Lyric shall apply for or consent to the appointment of a receiver, trustee, or liquidator of Lyric or of all or a substantial part of its assets, file a voluntary petition in bankruptcy or admit in writing its inability to pay its debts as they become due, make a general assignment for the benefit of creditors, file a petition or any answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law, or if an order, judgment or decree shall be entered by a court of competent jurisdiction, on the application of a creditor, adjudicating Lyric bankrupt or appointing a receiver, trustee, or liquidator of Lyric with respect to all or a substantial part of the assets of Lyric, and such order, judgment or decree shall continue unstayed and in effect for any period of ninety (90) consecutive days;

          (e) Lyric or any Franchisee defaults under any Lease or mortgage of any Facility, and the respective Lessor or mortgagee commences legal proceedings to enforce its rights thereunder;

          (f) subject to Section 5.5 Lyric fails to pay the Annual Continuing Fee owed to Franchisor under this Agreement when due or within sixty (60) days thereafter, or fails to pay any other amounts owed to Franchisor under this Agreement within sixty (60) days after notice from Franchisor of such obligation.

Upon the happening of any of the foregoing events, Franchisor may terminate the rights of Lyric and all Franchisees hereunder by notice to Lyric; and the rights of Lyric and all Franchisees hereunder shall terminate automatically effective thirty (30) days after the giving of such notice. If in any jurisdiction a franchisee is entitled by law to notice and/or cure periods longer than those set forth above, then with respect to any Facility Franchise Agreement (to which Lyric or a Franchisee is a party) governed by the law of such jurisdiction, the notice and/or cure periods, as applicable, shall be deemed to be extended automatically to the minimum notice and/or cure periods required in such jurisdiction.

     17.2 Lyric's Right to Terminate. Lyric may not terminate this Agreement prior to the expiration of its term (whether because of Franchisor's breach, material or otherwise) except with the prior written consent of Franchisor.

     17.3 Defaults Caused by Manager. Notwithstanding anything in this Agreement to the contrary, during any period while an Affiliate of Franchisor is acting as the Manager of any Facility of a Franchisee pursuant to a Management Agreement, if and to the extent that such Manager, through its action or failure to act, shall have caused Lyric or the respective Franchisee to be in default of their obligations under this Agreement, then such default shall not be the basis for Franchisor to exercise any rights under this Article or under Section 5.9; provided, however, the foregoing sentence shall not apply if the respective Manager is unable to act (or prevented from acting) by reason of the failure of Lyric or the respective Franchisee to comply with its own obligation under the particular Management Agreement (including the payment of funds to Manager to cover necessary expenditures, the giving of required approvals or directions, etc.).

ARTICLE 18. [INTENTIONALLY OMITTED]

ARTICLE 19. INDEMNIFICATION AND INDEPENDENT CONTRACTOR

     19.1 Indemnification and Hold Harmless. Lyric agrees to protect, defend, indemnify, and hold Franchisor, IHS and their respective directors, officers, agents, attorneys and shareholders, harmless from and against all claims, actions, proceedings, damages, costs, expenses and other losses and liabilities, directly or indirectly incurred (including without limitation reasonable attorneys' and accountants' fees) as a result of, arising out of, or connected with the operation of Lyric's Business, except those directly resulting from Franchisor's or IHS' willful misconduct or fraud. Franchisor agrees to protect, defend, indemnify and hold Lyric and each Franchisee, and their respective directors, officers, agents, attorneys and members, harmless from and against all claims, actions, proceedings, damages, costs, expenses and other losses and liabilities, directly or indirectly arising out of or connected with the operation of Lyric's Business arising directly from Franchisor's willful misconduct or fraud.

     19.2 Independent Contractor. In all dealings with third parties including employees, suppliers and patients, Lyric shall disclose in an appropriate manner reasonably acceptable to Franchisor that it is an independent entity. Nothing in this Agreement is intended to create a fiduciary relationship between the parties hereto nor to constitute Lyric an agent, legal representative, subsidiary, joint venturer, partner, employee or servant of Franchisor for any purpose. It is agreed that Lyric is an independent contractor and is not authorized to make any contract, warranty or representation or to create any obligation on behalf of Franchisor.

ARTICLE 20. WRITTEN APPROVALS, WAIVERS AND AMENDMENT

     20.1 Prior Approvals. Whenever this Agreement requires Franchisor's prior approval, Lyric shall make a timely written request. Unless a different time period is specified in this Agreement, Franchisor shall respond with its approval or disapproval within fifteen (15) days of receipt of such request. If Franchisor has not specifically approved a request within such fifteen (15) day period, such failure to respond shall be deemed disapproval of any such request.

     20.2 No Waiver. No failure of Franchisor to exercise any power reserved to it by this Agreement and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Franchisor's right to demand exact compliance with any of the terms herein. No waiver or approval by Franchisor of any particular breach or default by Lyric, nor any delay, forbearance or omission by Franchisor to act or give notice of default or to exercise any power or right arising by reason of such default hereunder, nor acceptance by Franchisor of any payments due hereunder shall be considered a waiver or approval by Franchisor of any preceding or subsequent breach or default by Lyric of any term, covenant or condition of this Agreement.

     20.3 Written Amendments. Except as otherwise specifically provided in this Agreement, no amendment, change or variance from this Agreement shall be binding upon either Franchisor or Lyric except by mutual written agreement.

ARTICLE 21. ENFORCEMENT

     21.1 Inspections. In order to ensure compliance with this Agreement and to enable Franchisor to carry out its obligations under this Agreement, Lyric agrees that Franchisor and its designated agents shall be permitted, with or without notice, full and complete access during business hours to inspect all premises at which Lyric's Business is conducted and all records thereof, including, but not limited to, records relating to Lyric's and Lyric's Franchisees' patients, suppliers, employees and agents. Lyric shall cooperate fully with Franchisor and its designated agents requesting such access.

     21.2 No Right to Offset. Lyric will not, for any reason, withhold payment of any monthly payment, fee or any other fees or payments due to the Franchisor under this Agreement or pursuant to any other contract, agreement or obligation to the Franchisor or any of its Affiliates. Lyric shall not have the right to "offset" any liquidated or unliquidated amounts, damages or other funds allegedly due to Lyric from the Franchisor against any monthly payment, fee or any other fees or payments due to the Franchisor or any of its Affiliates under this Agreement or otherwise.

ARTICLE 22. ENTIRE AGREEMENT

     This Agreement and the Facility Franchise Agreements contain the entire agreement of the parties. No other agreements, written or oral, shall be deemed to exist, and all prior agreements and understandings are superseded hereby. There are no conditions to this Agreement which are not expressed herein or in the Facility Franchise Agreements.

ARTICLE 23. NOTICES

     All notices, consents or other communications under this Agreement (any such, a "notice") must be in writing and addressed to each party at its respective addresses set forth above (or at any other address which the respective party may designate by notice given to the other party). Any notice required by this Agreement to be given or made within a specified period of time, or on or before a date certain, shall be deemed given or made if sent by hand, by fax with confirmed answerback received, or by registered or certified mail (return receipt requested and postage and registry fees prepaid). Delivery "by hand" shall include delivery by commercial express or courier service. A notice sent by registered or certified mail shall be deemed given on the date of receipt (or attempted delivery if refused) indicated on the return receipt. All other notices shall be deemed given when actually received.

ARTICLE 24. GOVERNING LAW AND DISPUTE RESOLUTION

     24.1 Governing Law. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Maryland (without giving effect to principles of conflicts of laws). Subject to Sections 24.2 and 24.3, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in the State of Maryland, and the parties consent to the jurisdiction of said court or courts.

     24.2 In the event of any dispute or controversy arising under or in connection with this Agreement, the parties shall attempt to resolve such dispute or controversy by mediation as provided in this Section prior to exercising any rights under the remaining provisions of Article 24. Either party may commence mediation by notice to the other party (the "Mediation Notice"), which notice shall name a proposed Mediator (as defined below) to resolve the dispute. The party receiving the Mediation Notice, within seven days after receipt, shall send the other party notice accepting the proposed Mediator (the "Acceptance Notice") or proposing an alternate Mediator (the "Alternate Notice"). Within seven (7) days after receipt of an Alternate Notice, the receiving party shall deliver notice accepting or rejecting the alternate Mediator. Within five (5) days after the Mediator has been selected the dispute shall be submitted to him or her by both parties, and the Mediator shall decide the dispute within fourteen (14) days thereafter. The decision of the Mediator shall not be binding upon the parties, and after the Mediator issues a decision either party may submit the dispute to arbitration, as provided in Section 24.3 and 24.4. If the parties fail to agree upon a Mediator within twenty (20) days after receipt of the Mediation Notice, the dispute may be resolved as provided in Section 24.3. "Mediator" means an individual with experience relevant to the matter in dispute who is not employed by or affiliated with either party and who does not have (and is not an officer, employee or director of an entity which has) significant business contacts with either party. Franchisor and Lyric shall share equally all costs of the Mediator.

     24.3 (a) Subject to Section 24.2, any dispute between Lyric and Franchisor regarding a financial, tax, or accounting issue shall be resolved exclusively through arbitration conducted by a principal of KPMG Peat Marwick (the "Financial Arbitrator"). Either party may commence arbitration hereunder by notice to the other party and to the Financial Arbitrator, who shall decide the dispute. Franchisor and Lyric shall share equally all costs of the Financial Arbitrator. The Financial Arbitrator shall conduct the arbitration in any manner he or she elects; however, the Financial Arbitrator shall issue a final decision with respect to such dispute within thirty (30) days after the dispute is referred to him or her. The decision of such Financial Arbitrator shall be final and binding upon the parties and shall not be subject to appeal. Judgment upon the award rendered by the Financial Arbitrator may be entered in any court having in personam and subject matter jurisdiction over the parties.

          (b) Subject to Sections 24.2 and 24.3(a), any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators in Baltimore, Maryland, in accordance with the rules of the American Arbitration Association then in effect, and judgement may be entered on the arbitrators' award in any court having in personam and subject matter jurisdiction over the parties. Franchisor and Lyric shall share equally the costs of the American Arbitration Association and the arbitrators. Each party shall select one arbitrator, and the two so designated shall select a third arbitrator. If either party shall fail to designate an arbitrator within seven (7) days after arbitration is requested, or if the two arbitrators shall fail to select a third arbitrator within fourteen
(14) days after arbitration is requested, then an arbitrator shall be selected by the American Arbitration Association upon application of either party. In considering any issue under this Agreement, the arbitrators shall construe and interpret this Agreement strictly in accordance with the specific terms and provisions hereof and in accordance with the judicial decisions, statutes, and other indicia of Maryland law.

ARTICLE 25. SEVERABILITY, CONSTRUCTION AND OTHER MATTERS

     25.1 Severability. Should any provision of this Agreement be for any reason held invalid, illegal or unenforceable by a court of competent jurisdiction, such provision shall be deemed restricted in application to the extent required to render it valid; and the remainder of this Agreement shall in no way be affected and shall remain valid and enforceable for all purposes. In the event that any provision of this Agreement should be for any reason held invalid, illegal or unenforceable by a court of competent jurisdiction, or in the event the performance or compliance by any party with any provision of this Agreement shall result in such party being in violation of any law, rule or regulation of any governmental authority, then in any of such events the parties agree to use commercially reasonable best efforts to amend in a manner reasonably consistent with each party's economic interests the obligations of the parties under and pursuant to the Agreement so as to cause the parties' obligations hereunder to be enforceable and not in violation of any law, rule or regulation of any governmental authority. In the event such total or partial invalidity or unenforceability of any provision of this Agreement exists only with respect to the laws of a particular jurisdiction, this paragraph shall operate upon such provision only to the extent that the laws of such jurisdiction are applicable to such provision. Each party agrees to execute and deliver to the other any further documents which may be reasonably required to effectuate fully the provisions hereof. Lyric understands and acknowledges that Franchisor shall have the right, in its sole discretion, on a temporary or permanent basis, to reduce the scope of any covenant or provision of this Agreement binding upon Lyric, or any portion hereof, without Lyric's consent, effective immediately upon receipt by Lyric of written notice thereof, and Lyric agrees that it will comply forthwith with any covenant as so modified, which shall be fully enforceable.

     25.2 Regulatory Reports. Each party agrees to reasonably cooperate with the other in providing on a timely basis all documents and information in its possession or reasonably available to it, reasonably required by the other for reports or filings required by any governmental or other regulatory authority.

     25.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

     25.4 Table of Contents, Headings and Captions. The table of contents, headings and captions contained herein are for the purposes of convenience and reference only and are not to be construed as a part of this Agreement. All terms and words used herein shall be construed to include the number and gender as the context of this Agreement may require. The parties agree that each section of this Agreement shall be construed independently of any other section or provision of this Agreement.

ARTICLE 26. POST TERM OBLIGATIONS

     Upon the expiration, termination or assignment of this Agreement, Lyric and every Franchisee shall immediately:

     26.1 Cease Operations. Cease to be a Franchisee of Franchisor under this Agreement and cease to operate its business under the IHS Systems. Lyric and each Franchisee shall not thereafter, directly or indirectly, represent to the public that their business is or was operated or in any way connected with the IHS Systems or hold itself out as a present (or, publicly, as a former) franchisee of Franchisor at or with respect to any premises from or at which its business operated.

     26.2 Pay All Sums Outstanding. Pay all sums owing to Franchisor.

     26.3  Return  Confidential  Operating  Manual.  Return  to  Franchisor  the
Confidential Operating Manual and all trade secret and other confidential materials, equipment and other property owned by Franchisor, and all copies thereof, including all such provided to any third party by Lyric or any Franchisee with Franchisor's prior consent pursuant to this Agreement. Lyric and the Franchisees shall retain no copy or record of any of the foregoing.

     26.4 Cease Use of IHS Systems. Cease to use in advertising, or in any manner whatsoever, any methods, procedures, protocols, programs, procedures or techniques associated with the IHS Systems in which Franchisor or IHS has a proprietary right, title or interest; cease to use the Proprietary Materials and any other marks and indicia of operation associated with the IHS Systems and remove all trade dress, physical characteristics, color combinations and other indications of operation under the IHS Systems from any premises from or at which Lyric or any Franchisee operated. Without limiting the foregoing, Lyric and each Franchisee agree that in the event of any termination or expiration of this Agreement, it will remove all signage bearing the Proprietary Materials, and will remove from their respective premises any items which are characteristic of the IHS Systems "trade dress".

ARTICLE 27. TAXES, PERMITS AND INDEBTEDNESS

     27.1 Payment. Lyric and each Franchisee shall promptly pay when due any and all federal, state and local taxes (including unemployment and sales taxes) levied or assessed with respect to any services or products furnished, used or licensed pursuant to this Agreement and all accounts or other indebtedness of every kind incurred by Lyric and each Franchisee in the operation of their business.

     27.2 Compliance with all Laws and Regulations. Lyric and each Franchisee shall comply with all federal, state and local laws, rules and regulations and timely obtain any and all permits, certificates and licenses required for the full and proper conduct of their business.

     27.3 Full Responsibility. Lyric and each Franchisee hereby expressly covenant and agree to accept full and sole responsibility for any and all debts and obligations incurred in the operation of their business.

ARTICLE 28. ACKNOWLEDGMENTS

     28.1 LYRIC AND EACH FRANCHISEE ACKNOWLEDGE THAT FRANCHISOR OR ITS AGENT HAS PROVIDED LYRIC AND EACH FRANCHISEE WITH A FRANCHISE OFFERING CIRCULAR NOT LATER THAN THE EARLIER OF TEN (10) BUSINESS DAYS BEFORE THE EXECUTION OF THIS AGREEMENT, OR TEN (10) BUSINESS DAYS BEFORE ANY PAYMENT BY LYRIC OR A FRANCHISEE OF ANY CONSIDERATION IN CONNECTION WITH THIS AGREEMENT. LYRIC AND EACH FRANCHISEE FURTHER ACKNOWLEDGE THAT LYRIC AND EACH FRANCHISEE HAVE READ SUCH FRANCHISE OFFERING CIRCULAR AND UNDERSTAND ITS CONTENTS.

     28.2 LYRIC ACKNOWLEDGES THAT FRANCHISOR HAS PROVIDED LYRIC WITH A COPY OF THIS AGREEMENT AND ALL RELATED DOCUMENTS, FULLY COMPLETED, AT LEAST FIVE (5) BUSINESS DAYS PRIOR TO LYRIC'S EXECUTION HEREOF OR SUCH FRANCHISEE'S EXECUTION OF ITS FACILITY FRANCHISE AGREEMENT.

     28.3 LYRIC AND EACH FRANCHISEE ARE AWARE OF THE FACT THAT OTHER PRESENT OR FUTURE FRANCHISE OWNERS OF FRANCHISOR MAY OPERATE UNDER DIFFERENT FORMS OF AGREEMENT(S), AND CONSEQUENTLY THAT FRANCHISOR'S OBLIGATIONS AND RIGHTS WITH RESPECT TO ITS VARIOUS FRANCHISE OWNERS MAY DIFFER MATERIALLY IN CERTAIN CIRCUMSTANCES.

     28.4 LYRIC AND EACH FRANCHISEE ACKNOWLEDGE THAT THIS INSTRUMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF. EXCEPT AS SET FORTH IN THE TRANSACTION DOCUMENTS, THIS AGREEMENT TERMINATES AND SUPERSEDES ANY PRIOR AGREEMENT BETWEEN THE PARTIES CONCERNING THE SAME SUBJECT MATTER.

     28.5 LYRIC AND EACH FRANCHISEE ACKNOWLEDGE THAT COMPUTER SOFTWARE LICENSED HEREUNDER IS FURNISHED "AS IS". FRANCHISOR MAKES NO WARRANTIES, WHETHER EXPRESS OR IMPLIED WITH RESPECT TO SUCH SOFTWARE AND DOCUMENTATION DESCRIBING SUCH SOFTWARE, ITS QUALITY, ITS PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF SOFTWARE AND DOCUMENTATION DESCRIBING SUCH SOFTWARE IS WITH LYRIC.

     28.6 LYRIC AND EACH FRANCHISEE ACKNOWLEDGE THAT THIS FRANCHISE OFFER WAS MADE TO LYRIC AND THE FRANCHISEES IN THE STATE OF FLORIDA.

ARTICLE 29. GUARANTY OF FRANCHISEE OBLIGATIONS

     29.1 Definition of "Obligations". In this Article 29 "Obligations" means any and all debts, obligations, and liabilities of every Franchisee to Franchisor arising out of or relating to the Franchisees' respective Facility Franchise Agreements with Franchisor, whether such Facility Franchise Agreements and/or such debts, obligations and liabilities are previously, now, or subsequently made, incurred, or created, whether voluntary or involuntary, liquidated or unliquidated, secured or unsecured, and whether or not any or all such debts, obligations and liabilities are or become unenforceable by operation of bankruptcy or insolvency laws.

     29.2 Guaranty. Lyric hereby (a) unconditionally guarantees the full and prompt payment and performance of the Obligations when due, whether by acceleration or otherwise, (b) agrees to pay all costs, expenses and reasonable attorneys' fees incurred by Franchisor in enforcing this guaranty and the Obligations and realizing on any collateral therefor, and (c) agrees to pay to Franchisor the amount of any payments which were made to Franchisor or another in full or partial satisfaction of the Obligations and which are recovered from Franchisor by a trustee, receiver, creditor or other party pursuant to applicable law. This is a guarantee of payment, and not of collection. Franchisor shall not be obligated to: (i) take any steps to collect from, or to file any claim of any kind against, any Franchisee, any guarantor, or any other person or entity liable for payment or performance of the Obligations, or (ii) take any steps to protect, accept, obtain, enforce, take possession of, perfect its interest in, foreclose or realize on collateral or security (if any) for payment or performance of any of the Obligations or any guarantee of any of the Obligations, or (iii) in any other respect exercise any diligence in collecting or attempting to collect any of the Obligations.

     29.3 Liability Absolute. Lyric shall have the right to assert any defenses to enforcement of the Obligations that would be available to Franchisees, other than defenses based on bankruptcy or insolvency laws. However, except for the preceding sentence, Lyric's liability for payment and performance of the Obligations shall be absolute and unconditional; and Lyric unconditionally and irrevocably waives each and every defense which, under principles of guaranty or suretyship law, would otherwise operate to impair or diminish such liability; and nothing except actual full payment and performance to Franchisor of the Obligations shall operate to discharge Lyric's liability under this Article 29. Without limiting the foregoing, Franchisor shall have the right, from time to time and without notice, to: (a) extend any credit to any Franchisee, (b) accept any collateral, security or guarantee for any Obligations or any other credit,
(c) determine how, when and what application of payments, credits and collections, if any, shall be made on the Obligations and any other credit and accept partial payments, (d) determine what (if anything) shall be done with respect to any collateral or security, (e) subordinate, sell, transfer, surrender, release or otherwise dispose of any such collateral or security, and purchase or otherwise acquire any such collateral or security at foreclosure or otherwise, and (f) with or without consideration grant, permit or enter into any waiver, amendment, extension, modification, refinancing, indulgence, compromise, settlement, subordination, discharge or release of any of the Obligations.

     29.4 Additional Waivers. Lyric waives (a) presentment, notice of dishonor, protest, demand for payment and all notices of any kind, including notice of acceptance hereof, notice of the creation of any of the Obligations, notice of nonpayment, nonperformance or other default on any of the Obligations, and notice of any action taken to collect upon or enforce any of the Obligations,
(b) any claim for contribution against any co-guarantor, until the Obligations have been paid or performed in full and such payments are not subject to any right of recovery, and (c) any setoffs against Franchisor which would otherwise impair Franchisor's rights against Lyric or any Franchisee hereunder.

     29.5 Continuing Effect. This is a continuing guarantee which shall continue in effect as to those of the Obligations arising out of or relating to each Facility Franchise Agreement until the particular Facility Franchise Agreement has terminated in accordance with its terms.


                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amended and Restated Master Franchise Agreement as of the date first written above.

                                FRANCHISOR:

                                INTEGRATED HEALTH SERVICES
                                FRANCHISING CO., INC.

                                By:                                   (Seal)
                                   -----------------------------------
                                Name: Daniel J. Booth
                                     ---------------------------------
                                Title:   Senior Vice President
                                      --------------------------------


                                LYRIC:

                                LYRIC HEALTH CARE LLC

                                By: Integrated Health Services, Inc., its Member

                                By:                                   (Seal)
                                   -----------------------------------
                                Name: Daniel J. Booth
                                     ---------------------------------
                                Title:   Senior Vice President
                                      --------------------------------

                                    EXHIBIT 1
                                    ---------

                          FACILITY FRANCHISE AGREEMENT
                          ----------------------------



                          FACILITY FRANCHISE AGREEMENT

                                      AMONG

                             LYRIC HEALTH CARE LLC,

                               [INSERT SUBSIDIARY]

                                       AND

                INTEGRATED HEALTH SERVICES FRANCHISING CO., INC.




                                   ----------

                         DATED AS OF DECEMBER ___, 1998

                                   ----------



                                    Exh. 1-1

                          FACILITY FRANCHISE AGREEMENT

     THIS FACILITY FRANCHISE AGREEMENT (this "Agreement") is made as of December __, 1998, among LYRIC HEALTH CARE LLC, having an office at 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34103 ("Lyric"); [INSERT SUBSIDIARY], having an office at [Insert Address] ("Franchisee"); and INTEGRATED HEALTH SERVICES FRANCHISING CO., INC., having an office at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Franchisor").


                             INTRODUCTORY STATEMENT

     Pursuant to a Master Lease, dated as of the date hereof, between Monarch Properties, LP, as lessor, and Lyric Health Care Holdings III, Inc. ("Holdings"), as lessee, and a Facility Sublease, dated as of the date hereof, between Holdings, as sublessor, and Franchisee, as sublessee, Franchisee is the sublessee and operator of a health care facility named [Insert Facility Name] located at [Insert Facility Address], together with the equipment, furnishings, and other tangible personal property to be used in connection therewith (the "Facility"). Franchisee is wholly owned, directly or indirectly, by Lyric.

     Lyric and Franchisor have entered into an Amended and Restated Master Franchise Agreement, dated as of the date hereof (the "Master Franchise Agreement") franchising the use of the "Trade Names" and the "Proprietary Materials" (including the "IHS Systems") as defined therein. Franchisee desires to obtain all the rights and benefits which are granted to "Franchisees" under the Master Franchise Agreement; and Franchisor and Lyric are willing to accord such rights and benefits to Franchisee, upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of their mutual promises, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1. DEFINITIONS

     1.1 Words and phrases defined in the Master Franchise Agreement shall have the same meanings in this Agreement, unless otherwise defined herein.

     1.2 In this Agreement:

          (a) "Included Provisions" means all provisions of the Master Franchise Agreement except the Excluded Provisions.

          (b) "Excluded Provisions" means the following Sections and/or Articles of the Master Franchise Agreement: Section 2.1(b); Section 5.1; Section 12.2; Section 12.3; Section 12.4; Article 15; Section 16.2; Article 23; and
     Article 29.


                                    Exh. 1-1

          (c) "Territory" means the area within a fifteen-mile radius of the Facility.

     1.3 Other words and phrases are defined in this Agreement.


ARTICLE 2. GRANT OF FRANCHISE

     2.1 Franchisor hereby grants to Franchisee, but only with respect to the Facility described in the Introductory Statement and the Territory described in
Section 1.2(c) above, all rights and benefits granted to Lyric or a "Franchisee" under the Master Franchise Agreement, except for any rights of Lyric under the Excluded Provisions.

     2.2 Franchisee accepts the foregoing grant and hereby assumes and agrees to keep, observe, and perform, but only with respect to the Facility described in the Introductory Statement and the Territory described in Section 1.2(c) above, all obligations and responsibilities of a "Franchisee" and/or Lyric under the Master Franchise Agreement, except for any obligations of Lyric under the Excluded Provisions.

     2.3 In furtherance (and not in limitation) of the foregoing, the Included Provisions are incorporated by reference in this Agreement. References to "Lyric" in the Included Provisions shall be deemed to include "Franchisee."


ARTICLE 3. ANNUAL FEE

     3.1 Franchisee shall pay to Lyric an"Annual Fee" equal to one percent (1%) of Franchisee's annual Gross Revenues. Franchisee's Annual Fee shall be paid in installments, and otherwise upon the same terms and conditions, as Lyric's Annual Continuing Fee under the Master Franchise Agreement; and references to the "Annual Continuing Fee" in the Included Provisions shall be deemed to mean the Annual Fee under this Agreement.


ARTICLE 4. TERMINATION

     4.1 This Agreement may be terminated by Franchisor--even if the Master Franchise Agreement does not terminate--upon the occurrence of a default or other failure by Franchisee under Article 17 of the Included Provisions. Termination of this Agreement shall not per se terminate the Master Franchise Agreement (although such termination may otherwise result from, or allow, termination of the Master Franchise Agreement according to its terms). Franchisee may not terminate this Agreement prior to the expiration of its term (whether because of Franchisor's breach, material or otherwise) except with the prior written consent of Franchisor.


ARTICLE 5. REPRESENTATIONS AND WARRANTIES

     5.1 Representations and Warranties of Franchisee. Franchisee represents and warrants to Franchisor that:


                                    Exh. 1-2

          (a) Franchisee is a corporation duly organized, validly existing and in good standing under the laws of the State of [Insert];

          (b) Franchisee's execution and delivery of this Agreement, and Franchisee's performance of its obligations under this Agreement, have been duly authorized by all necessary corporate action;

          (c) this Agreement is the legal, valid, and binding obligation of Franchisee, enforceable in accordance with its terms; and

          (d) Franchisee  has reviewed  carefully and  acknowledges  and accepts
     Article 28 of the Included Provisions.


ARTICLE 6. NOTICES

     6.1 Any notice or other communication by either party to the other shall be in writing and shall be given and be deemed to have been duly given, upon the date delivered if delivered personally (including by commercial express service) or upon the date received if mailed postage pre-paid, registered, express, or certified mail, addressed as follows:

         To Franchisee:    [Insert Subsidiary]
                           10065 Red Run Boulevard
                           Owings Mills, Maryland  21117
                           Attention:  Daniel J. Booth
                           Copy to:    Marshall A. Elkins, Esq.

         To Lyric:         Lyric Health Care LLC
                           8889 Pelican Bay Boulevard, Suite 500
                           Naples, Florida 34103
                           Attention:  Daniel J. Booth
                           Copy to:    Marshall A. Elkins, Esq.





                                    Exh. 1-3

         To Franchisor:    Integrated Health Services Franchising Co., Inc.
                            10065 Red Run Boulevard
                            Owings Mills, Maryland  21117
                            Attention: Daniel J. Booth
                            Copy to:   Marshall A. Elkins, Esq.


ARTICLE 7. ASSIGNMENT

     7.1 Assignment by Franchisee. Franchisee shall have no right to assign this Agreement. Franchisee's interest in this Agreement may be assigned only as part of an assignment of the interest of Lyric and all Franchisees in the Master Franchise Agreement and all Facility Franchise Agreements pursuant to Section
16.2 of the Master Franchise Agreement.

     7.2 Assignment by Franchisor. Franchisor shall have the same assignment rights with respect to this Agreement as it does with respect to the Master Franchise Agreement.


ARTICLE 8. WAIVER OF COVENANT NOT TO COMPETE POST-TERM

     8.1 In the event that Franchisor fails to extend the term of this Agreement, Franchisor shall be deemed to have waived section 13.2 of the Master Franchise Agreement concerning the covenant of Lyric and Franchisee not to compete post-term unless Franchisor provides notice to Franchisee at least six
(6) months prior to the expiration date of this Agreement that section 13.2 of the Master Franchise Agreement is not waived.


                             SIGNATURE PAGE FOLLOWS




                                    Exh. 1-4

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Facility Franchise Agreement as of the day and year first above written.

FRANCHISEE:                                    FRANCHISOR:

[INSERT SUBSIDIARY]                            INTEGRATED HEALTH
                                               SERVICES FRANCHISING CO., INC.

By:                                            By:
   ------------------------------                 ------------------------------
Name: Daniel J. Booth                          Name: Daniel J. Booth
     ----------------------------                   ----------------------------
Title:   Senior Vice President                 Title:   Senior Vice President
      ---------------------------                    ---------------------------


LYRIC:

LYRIC HEALTH CARE LLC
By:      Integrated Health Services, Inc.
Its:     Member

By:
   ------------------------------
Name: Daniel J. Booth
     ----------------------------
Title:   Senior Vice President
      ---------------------------


CONSENTED TO BY:

LYRIC HEALTH CARE HOLDINGS III, INC.

By:
   ------------------------------
Name: Daniel J. Booth
     ----------------------------
Title:   Senior Vice President
      ---------------------------


                                    Exh. 1-5

                                    EXHIBIT 2
                                    ---------

                               LIST OF FACILITIES
                               ------------------

-----------------------------------------------------------------------------------------
1.  Integrated Health Services at Gainesville         4000 S.W. 20th Avenue
                                                      Gainesville, Florida 32607
                                                      352-377-1981
                                                      352-377-7340  (fax)
-----------------------------------------------------------------------------------------
2.  Integrated Health Services of Chestnut Hill       8833 Stenton Avenue
                                                      Wyndmoor, Pennsylvania 19038
                                                      215-836-2100
                                                      215-233-3551  (fax)
-----------------------------------------------------------------------------------------
3.  Integrated Health Services of New Hampshire       RFD 3 Box 47, Hanover Street Ext.
    at Claremont                                      Claremont, New Hampshire 03743
                                                      603-452-2606
                                                      603-453-0479  (fax)
-----------------------------------------------------------------------------------------
4.  Crestwood Care Center                             225 West Main Street
                                                      Shelby, Ohio 44875
                                                      419-347-1266
                                                      419-342-7035 (fax)
-----------------------------------------------------------------------------------------
5.  Governor's Park                                   1420 South Barrington Road
                                                      Barrington, Illinois 60010
                                                      847-382-6664
                                                      847-382-6693  (fax)
-----------------------------------------------------------------------------------------
6.  Integrated Health Services of Florida at          2600 Courtland Street
    Sarasota Nursing Pavilion                         Sarasota, Florida 34237
                                                      941-957-0310
                                                      941-365-7324  (fax)
-----------------------------------------------------------------------------------------
7.  Integrated Health Services of Pinellas Park       8701 49th Street N.
                                                      Pinellas Park, Florida 34666
                                                      813-546-4661
                                                      813-545-8783  (fax)
-----------------------------------------------------------------------------------------
8.  Integrated Health Services of Tarpon Springs      900 Beckett Way
                                                      Tarpon Springs, Florida 34699
                                                      813-934-0876
                                                      813-942-6790  (fax)
-----------------------------------------------------------------------------------------
9.  Integrated Health Services at Waterford           955 Garden Lake Pkwy
    Commons                                           Toledo, Ohio 43614
                                                      419-382-2200
                                                      419-381-0188  (fax)
-----------------------------------------------------------------------------------------
10. Integrated Health Services of Hershey at          820 Rhue Haus Lane
    Woodlands                                         Hummelstown, Pennsylvania 17036
                                                      717-533-3351
                                                      717-533-3967  (fax)
-----------------------------------------------------------------------------------------



                                    Exh. 2-1

-----------------------------------------------------------------------------------------
11. Integrated Health Services of Colorado            3625 Parkmoor Village
    Springs                                           Colorado Springs, Colorado 80917
                                                      719-550-0200
                                                      719-637-0756 (fax)
-----------------------------------------------------------------------------------------
12. Horizon Healthcare & Specialty Center             1350 S. Nova Road
    (HHC- Daytona)                                    Daytona Beach, Florida 32114
                                                      904-258-5544
                                                      904-255-5623 (fax)
-----------------------------------------------------------------------------------------
13. Integrated Health Services of Vero Beach          3663 15th Ave.
                                                      Vero Beach, Florida 32960
                                                      561-567-2552
                                                      561-567-8929 (fax)
-----------------------------------------------------------------------------------------
14. Integrated Health Services of Florida at          919 Old Winter Haven Rd.
    Auburndale                                        Auburndale, Florida 33823
                                                      941-967-4125
                                                      941-551-9407 (fax)
-----------------------------------------------------------------------------------------
15. Integrated Health Services of Florida at          2055 Palmetto Street
    Clearwater                                        Clearwater, Florida 34625
                                                      813-461-6613
                                                      813-442-2839 (fax)
-----------------------------------------------------------------------------------------
16. Integrated Health Services of Florida at Fort     703 South 29th St.
    Pierce                                            Fort Pierce, Florida 34947
                                                      561-466-3322
                                                      561-466-8057 (fax)
-----------------------------------------------------------------------------------------
17. Integrated Health Services of Atlanta at          1000 Briarcliff Rd.
    Briarcliff Haven                                  Atlanta, Georgia 30306
                                                      404-875-6456
                                                      404-874-4604 (fax)
-----------------------------------------------------------------------------------------
18. Lynwood Manor                                     730 Kimole Lane
                                                      Adrian, Michigan  49221
                                                      517-263-6771
                                                      517-265-8599 (fax)
-----------------------------------------------------------------------------------------
19. Integrated Health Services of St. Louis at Big    110 Highland Ave.
    Bend Woods                                        Valley Park, Missouri 63088
                                                      314-225-5144
                                                      314-225-8427 (fax)
-----------------------------------------------------------------------------------------
20. Integrated Health Services of New Hampshire       191 Hackett Hill Rd.
    at Manchester                                     Manchester, New Hampshire 03102
                                                      603-668-8161
                                                      603-622-2584 (fax)
-----------------------------------------------------------------------------------------
21. Ruidoso Care Center                               5th & D Street
                                                      Ruidoso, New Mexico
                                                      505-257-9071
                                                      505-257-3101 (fax)
-----------------------------------------------------------------------------------------


                                    Exh. 2-2

-----------------------------------------------------------------------------------------
22. Meadowview Care Center                            76 High Street
                                                      Seville, Ohio 44273
                                                      330-769-2015
                                                      330-769-3790 (fax)
-----------------------------------------------------------------------------------------
23. Washington Square                                 202 Washington St. NW
                                                      Warren, Ohio 44483
                                                      330-399-8997
                                                      330-393-5889 (fax)
-----------------------------------------------------------------------------------------
24. HSH Midwest City                                  8200 National Avenue
                                                      Midwest City, Oklahoma 73110
                                                      405-739-0800
                                                      405-739-6480 (fax)
-----------------------------------------------------------------------------------------
25. Midwest City Nursing                              8200 National Avenue
                                                      Midwest City, Oklahoma 73110
                                                      405-737-8200
                                                      405-736-1227 (fax)
-----------------------------------------------------------------------------------------
26. Integrated Health Services at Whitemarsh          9209 Ridge Pike
                                                      Whitemarsh, Pennsylvania 19128
                                                      610-825-6560
                                                      610-941-9524 (fax)
-----------------------------------------------------------------------------------------
27. Amarillo Specialty Hospital                       5601 Plum Creek Drive
                                                      Amarillo, Texas 74124
                                                      806-351-1000
                                                      806-355-9650 (fax)
-----------------------------------------------------------------------------------------
28. Doctors Healthcare Center                         9009 White Rock Trail
                                                      Dallas, Texas
                                                      214-348-8100
                                                      214-343-3865 (fax)
-----------------------------------------------------------------------------------------
29. Harbor View  Care Center                          1314 Third Street
                                                      Corpus Christi, Texas 78401
                                                      (Nueces County)
                                                      512-888-5511
                                                      512-888-6267 (fax)
-----------------------------------------------------------------------------------------
30. Heritage Estates                                  201 Sycamore School Rd.
                                                      Ft. Worth, Texas 76134
                                                      (Tarrant County)
                                                      817-293-7610
                                                      817-293-5766 (fax)
-----------------------------------------------------------------------------------------
31. Heritage Gardens                                  2135 North Denton Drive
                                                      Carrollton, Texas 75006
                                                      214-242-0666
                                                      214-323-9279 (fax)
-----------------------------------------------------------------------------------------


                                         Exh. 2-3

-----------------------------------------------------------------------------------------
32. Heritage Manor Longview                           112 Ruth Lynn Drive
                                                      Longview, Texas 75601
                                                      (Gregg County)
                                                      903-753-8611
                                                      903-758-4026 (fax)
-----------------------------------------------------------------------------------------
33. Heritage Manor Plano                              1621 Coit Rd.
                                                      Plano, Texas 75075
                                                      214-596-7930
                                                      214-867-6798 (fax)
-----------------------------------------------------------------------------------------
34. Heritage Place Grand Prairie                      820 Small Street
                                                      Grand Prairie, Texas 75050
                                                      214-262-1351
                                                      214-642-8056 (fax)
-----------------------------------------------------------------------------------------
35. Horizon Healthcare - El Paso                      2301 N. Oregon St.
                                                      El Paso, Texas 79902
                                                      915-532-8941
                                                      915-545-5050 (fax)
-----------------------------------------------------------------------------------------
36. HSH- Corpus Christi                               1310 Third Street
                                                      Corpus Christi, Texas 78401
                                                      (Nueces County)
                                                      512-888-5511
                                                      512-888-6267 (fax)
-----------------------------------------------------------------------------------------
37. HSH- El Paso                                      2311 N. Oregon St.
                                                      El Paso, Texas 79902
                                                      915-545-1823
                                                      915-545-6378 (fax)
-----------------------------------------------------------------------------------------
38. Integrated Health Services of Amarillo            5601 Plum Creek Drive
                                                      Amarillo, Texas 74124
                                                      806-351-1000
                                                      806-355-9650 (fax)
-----------------------------------------------------------------------------------------
39. Mountain View Place                               1600 Murchison Road
                                                      El Paso, Texas  79902
                                                      915-544-2002
                                                      915-544-0696 (fax)
-----------------------------------------------------------------------------------------
40. Parkwood Place                                    300 N. Bynum
                                                      Lufkin, Texas 75904
                                                      409-637-7215
                                                      409-637-2368 (fax)
-----------------------------------------------------------------------------------------
41. Plano Specialty Hospital (HSH- Plano)             1621 Colt Road
                                                      Plano, Texas 75075
                                                      214-596-7930
                                                      214-867-6788 (fax)
-----------------------------------------------------------------------------------------
42. Silver Springs Nursing and Rehabilitation         12350 Wood Bayou Drive
    Center                                            Houston, Texas 77013
                                                      214-596-7930
                                                      214-867-6788 (fax)
-----------------------------------------------------------------------------------------


                                         Exh. 2-4

                                        EXHIBIT 3
                                        ---------



                                  INTENTIONALLY OMITTED




                                         Exh. 3-1

                                    EXHIBIT 4
                                    ---------


                      LIST OF INDIVIDUAL FRANCHISEE NAMES,
                      ------------------------------------
                              NAMES OF BUSINESSES,
                              --------------------
                                 AND TERRITORIES
                                 ---------------

-----------------------------------------------------------------------------------------------------------------
OWNER                                                      FACILITY                      TERRITORY
-----------------------------------------------------------------------------------------------------------------
Bethamy Living Center Limited Partnership                  Integrated Health             The area within a
                                                           Services of Florida           fifteen-mile radius of
                                                           at Clearwater                 Integrated Health
                                                                                         Services of Florida
                                                                                         at Clearwater
-----------------------------------------------------------------------------------------------------------------
Briar Hill, Inc.                                           Integrated Health             The area within a
                                                           Services of Florida           fifteen-mile radius of
                                                           at Auburndale                 Integrated Health
                                                                                         Services of Florida
                                                                                         at Auburndale
-----------------------------------------------------------------------------------------------------------------
Cambridge Group of Pennsylvania, Inc.                      Integrated Health             The area within a
                                                           Services of Hershey           fifteen-mile radius of
                                                           at Woodlands                  Integrated Health
                                                                                         Services of Hershey
                                                                                         at Woodlands
-----------------------------------------------------------------------------------------------------------------
Cedarcroft Health Services, Inc.                           Integrated Health             The area within a
                                                           Services of St. Louis         fifteen-mile radius of
                                                           at Big Bend Woods             Integrated Health
                                                                                         Services of St. Louis
                                                                                         at Big Bend Woods
-----------------------------------------------------------------------------------------------------------------
Central Park Lodges (Tarpon Springs), Inc.                 Integrated Health             The area within a
                                                           Services of Tarpon            fifteen-mile radius of
                                                           Springs                       Integrated Health
                                                                                         Services of Tarpon
                                                                                         Springs
-----------------------------------------------------------------------------------------------------------------
Claremont Integrated Health, Inc.                          Integrated Health             The area within a
                                                           Services of New               fifteen-mile radius of
                                                           Hampshire at                  Integrated Health
                                                           Claremont                     Services of New
                                                                                         Hampshire at
                                                                                         Claremont
-----------------------------------------------------------------------------------------------------------------


                                    Exh. 4-1

-----------------------------------------------------------------------------------------------------------------
OWNER                                                      FACILITY                      TERRITORY
-----------------------------------------------------------------------------------------------------------------
F. L. C. Sarasota Nursing Pavilion, Inc.                   Integrated Health             The area within a
                                                           Services of Florida           fifteen-mile radius of
                                                           at Sarasota Nursing           Integrated Health
                                                           Pavilion                      Services of Florida
                                                                                         at Sarasota Nursing
                                                                                         Pavilion
-----------------------------------------------------------------------------------------------------------------
Gainesville Health Care Center, Inc.                       Integrated Health             The area within a
                                                           Services at                   fifteen-mile radius of
                                                           Gainesville                   Integrated Health
                                                                                         Services at
                                                                                         Gainesville
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 103, Inc.                              Horizon Healthcare            The area within a
                                                           & Specialty Center            fifteen-mile radius of
                                                           (HHC - Daytona)               Horizon Healthcare
                                                                                         & Specialty Center
                                                                                         (HHC - Daytona)
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 114, Inc.                              Lynwood Manor                 The area within a
                                                                                         fifteen-mile radius of
                                                                                         Lynwood Manor
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 121, Inc.                              Ruidoso Care Center           The area within a
                                                                                         fifteen-mile radius of
                                                                                         Ruidoso Care Center
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 123, Inc.                              Crestwood Care                The area within a
                                                           Center                        fifteen-mile radius of
                                                                                         Crestwood Care
                                                                                         Center
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 124, Inc.                              Washington Square             The area within a
                                                                                         fifteen-mile radius of
                                                                                         Washington Square
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 125, Inc.                              Meadowview Care               The area within a
                                                           Center                        fifteen-mile radius of
                                                                                         Meadowview Care
                                                                                         Center
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 127, Inc.                              Midwest City                  The area within a
                                                           Nursing                       fifteen-mile radius of
                                                                                         Midwest City
                                                                                         Nursing
-----------------------------------------------------------------------------------------------------------------


                                    Exh. 4-2

-----------------------------------------------------------------------------------------------------------------
OWNER                                                      FACILITY                      TERRITORY
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 128, Inc.                              Doctors Healthcare            The area within a
                                                           Center                        fifteen-mile radius of
                                                                                         Doctor Healthcare
                                                                                         Center
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 129, Inc.                              Heritage Manor                The area within a
                                                           Plano                         fifteen-mile radius of
                                                                                         Heritage Manor
                                                                                         Plano
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 131, Inc.                              Horizon Healthcare -          The area within a
                                                           El Paso                       fifteen-mile radius of
                                                                                         Horizon Healthcare -
                                                                                         El Paso
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 132, Inc.                              Heritage Gardens              The area within a
                                                                                         fifteen-mile radius of
                                                                                         Heritage Gardens
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 133, Inc.                              Heritage Place of             The area within a
                                                           Grand Prairie                 fifteen-mile radius of
                                                                                         Heritage Place of
                                                                                         Grand Prairie
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 134, Inc.                              Heritage Estates              The area within a
                                                                                         fifteen-mile radius of
                                                                                         Heritage Estates
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 136, Inc.                              Silver Springs                The area within a
                                                           Nursing and                   fifteen-mile radius of
                                                           Rehabilitation Center         Silver Springs
                                                                                         Nursing and
                                                                                         Rehabilitation Center
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 138, Inc.                              Heritage Manor                The area within a
                                                           Longview                      fifteen-mile radius of
                                                                                         Heritage Manor
                                                                                         Longview
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 139, Inc.                              Parkwood Place                The area within a
                                                                                         fifteen-mile radius of
                                                                                         Parkwood Place
-----------------------------------------------------------------------------------------------------------------


                                    Exh. 4-3

-----------------------------------------------------------------------------------------------------------------
OWNER                                                      FACILITY                      TERRITORY
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 140, Inc.                              Harbor View Care              The area within a
                                                           Center                        fifteen-mile radius of
                                                                                         Harbor View Care
                                                                                         Center
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 168, Inc.                              HSH Midwest City              The area within a
                                                                                         fifteen-mile radius of
                                                                                         HSH Midwest City
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 170, Inc.                              HSH - Corpus                  The area within a
                                                           Christi                       fifteen-mile radius of
                                                                                         HSH - Corpus
                                                                                         Christi
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 171, Inc.                              HSH - El Paso                 The area within a
                                                                                         fifteen-mile radius of
                                                                                         HSH - El Paso
-----------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 174, Inc.                              Plano Specialty               The area within a
                                                           Hospital                      fifteen-mile radius of
                                                                                         Plano Specialty
                                                                                         Hospital
-----------------------------------------------------------------------------------------------------------------
Integrated Health Services at Briarcliff                   Integrated Health             The area within a
Haven, Inc.                                                Services at Briarcliff        fifteen-mile radius of
                                                           Haven                         Integrated Health
                                                                                         Services at Briarcliff
                                                                                         Haven
-----------------------------------------------------------------------------------------------------------------
Integrated Health Services at Central                      Integrated Health             The area within a
Florida, Inc.                                              Services of Florida           fifteen-mile radius of
                                                           at Fort Pierce                Integrated Health
                                                                                         Services of Florida
                                                                                         at Fort Pierce
-----------------------------------------------------------------------------------------------------------------
Integrated Health Services at Central                      Integrated Health             The area within a
Florida, Inc.                                              Services at Vero              fifteen-mile radius of
                                                           Beach                         Integrated Health
                                                                                         Services at Vero
                                                                                         Beach
-----------------------------------------------------------------------------------------------------------------


                                    Exh. 4-4

-----------------------------------------------------------------------------------------------------------------
OWNER                                                      FACILITY                      TERRITORY
-----------------------------------------------------------------------------------------------------------------
Integrated Health Services at Hanover                      Mountain View                 The area within a
House, Inc.                                                Place                         fifteen mile radius of
                                                                                         Integrated Health
                                                                                         Services at Mountain
                                                                                         View Place
-----------------------------------------------------------------------------------------------------------------
Integrated Health Services of Colorado                     Integrated Health             The area within a
Springs, Inc.                                              Services of Colorado          fifteen-mile radius of
                                                           Springs                       Integrated Health
                                                                                         Services of Colorado
                                                                                         Springs
-----------------------------------------------------------------------------------------------------------------
Integrated Health of Waterford Commons,                    Integrated Health             The area within a
Inc.                                                       Services at                   fifteen-mile radius of
                                                           Waterford Commons             Integrated Health
                                                                                         Services at
                                                                                         Waterford Commons
-----------------------------------------------------------------------------------------------------------------
Integrated of Amarillo, Inc.                               Integrated Health             The area within a
                                                           Services of Amarillo          fifteen-mile radius of
                                                                                         Integrated Health
                                                                                         Services of Amarillo
-----------------------------------------------------------------------------------------------------------------
Integrated of Amarillo, Inc.                               Amarillo Specialty            The area within a
                                                           Hospital                      fifteen-mile radius of
                                                                                         Amarillo Specialty
                                                                                         Hospital
-----------------------------------------------------------------------------------------------------------------
Integrated Management - Governor's Park,                   Governor's Park               The area within a
Inc.                                                       Nursing and                   fifteen-mile radius of
                                                           Rehabilitation Center         Governor's Park
                                                                                         Nursing and
                                                                                         Rehabilitation Center
-----------------------------------------------------------------------------------------------------------------
Manchester Integrated Health, Inc.                         Integrated Health             The area within a
                                                           Services of New               fifteen-mile radius of
                                                           Hampshire at                  Integrated Health
                                                           Manchester                    Services of New
                                                                                         Hampshire at
                                                                                         Manchester
-----------------------------------------------------------------------------------------------------------------


                                    Exh. 4-5

-----------------------------------------------------------------------------------------------------------------
OWNER                                                      FACILITY                      TERRITORY
-----------------------------------------------------------------------------------------------------------------
Pinellas Park Nursing Home, Inc.                           Integrated Health             The area within a
                                                           Services of Pinellas          fifteen-mile radius of
                                                           Park                          Integrated Health
                                                                                         Services of Pinellas
                                                                                         Park
Rest Haven Nursing Center (Chestnut Hill),                 Integrated Health             The area within a
Inc.                                                       Services of Chestnut          fifteen-mile radius of
                                                           Hill                          Integrated Health
                                                                                         Services of Chestnut
                                                                                         Hill
-----------------------------------------------------------------------------------------------------------------
Rest Haven Nursing Center (Whitemarsh),                    Integrated Health             The area within a
Inc.                                                       Services at                   fifteen-mile radius of
                                                           Whitemarsh                    Integrated Health
                                                                                         Services at
                                                                                         Whitemarsh
-----------------------------------------------------------------------------------------------------------------




                                    Exh. 4-6

                                    EXHIBIT 5
                                    ---------

                     GUIDELINES FOR DETERMINING TERRITORIES
                     --------------------------------------


The "Territory" for each "Health Care Business" shall be determined on a case-by-case basis (with the specific "Territory" for each business listed in Exhibit 2 to the Franchise Agreement for such business) based on the following guidelines:

o    The location of a majority of the main  facility's  patients  (based on Zip
     Codes);

o    The drive time to the main facility for a majority of its patients;

o The population of the relevant metropolitan area where the main facility is located;

o    The location of all competitors in the relevant market area;

o    The location of ancillary services offered by the business; and

o The territorial restrictions agreed to by IHS or competitors in previous sales of facilities in comparable geographical areas.

Based on the foregoing factors, a "Territory" will be determined for each facility measured in miles from a radius originating at the facility's main operation (Hospital or RTC).



                                    Exh. 5-1